CONSENT OF INDEPENDENT ACCOUNTANT

         We hereby consent to the incorporation by reference in this Registration Statement on this Form S-3 of our report dated July 31, 1996, which appears in the annual report on Form 10-KSB of DiaSys Corporation for the year ended June 30, 1996.

         We also consent to the reference to our firm under the heading "Experts" in the Prospectus.

                                              By: /s/ Wiss & Company
                                                 -------------------------------
                                                 Wiss & Company, LLP

Livingston, New Jersey
July 23, 1997